SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

                                December 27, 2000
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                                    CDI Corp.
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             (Exact name of registrant as specified in its charter)


   Pennsylvania                   1-5519                          23-2394430
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(State or other                 (Commission                   (I.R.S. Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
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               Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code

                                 (215) 569-2200
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                                      N/A
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         (Former name or former address, if changed since last report.)

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                             Exhibit Index on Page 3


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Item 5.   Other Events

     CDI Corp. announced on December 27, 2000 that its Board of Directors had approved a program to repurchase up to $20 million of the Company's outstanding stock over a six-month period. The December 27, 2000 news release of this announcement is attached as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

     (c) Exhibits

     The following exhibit is filed as part of this Form 8-K:

     99. December 27, 2000 News Release Concerning Stock Repurchase
         Program

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CDI Corp.


 Date:  January 3, 2001                      /s/ Joseph R. Seiders
                                             ---------------------------------
                                             Joseph R. Seiders
                                             Senior Vice President and Secretary

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                                Index to Exhibits

Number                      Exhibit                      Page
------                      -------                      ----

99.             December 27, 2000 News Release            4
                Concerning Stock Repurchase Program





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